UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	January 9, 2008

The Marcus Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-12604	39-1139844
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202-4125
(Address of principal executive offices, including zip code)
(414) 905-1000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)    Dismissal of independent registered public accounting firm.

        On January 9, 2008, Ernst & Young LLP (“E&Y”) was notified on behalf of the Audit Committee of the Board of Directors of The Marcus Corporation (“Company”) that, effective upon completion of its engagement for the Company’s current fiscal year ending May 29, 2008, and the filing of the Company’s Annual Report on Form 10-K for such fiscal year, E&Y will be dismissed as the Company’s independent registered public accounting firm.

        E&Y’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended May 26, 2006 and May 31, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

        During the Company’s fiscal years ended May 26, 2006 and May 31, 2007 and the subsequent period through the date of the filing of this current report on Form 8-K, the Company has not had any disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference thereto in their reports on the financial statements for such years. Also during this period, there have been no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K. The letter from E&Y to the Company filed with this current report on Form 8-K as Exhibit 16 satisfies the requirements of Item 304(a)(3) of Regulation S-K.

        In October 2007, the Audit Committee determined that the time was opportune to undertake a process to determine the Company’s auditor for its 2009 fiscal year. As a result of this process, the Audit Committee decided to engage Deloitte & Touche LLP (“D&T”) as the Company’s auditor for fiscal 2009.

(b)    Engagement of new independent registered public accounting firm.

        As a result of the process described above, on January 9, 2008, the Audit Committee appointed D&T as the Company’s new independent registered public accounting firm for the Company’s 2009 fiscal year. The Company and D&T are in the process of finalizing an engagement letter. The Company did not engage D&T in any prior consultations during the Company’s fiscal years ended May 26, 2006 or May 31, 2007, or the subsequent period through the date of the filing of this current report on Form 8-K.

Item 8.01.	Other Events.

        “Dividends per share” as set forth in the Company’s Consolidated Statements of Earnings (Unaudited) containing the Company’s Quarterly Report on Form 10-Q for the quarterly period ended November 29, 2007 and filed with the Securities and Exchange Commission on January 8, 2008 are hereby corrected to read as follows:

	November 29, 2007		November 23, 2006
	13 Weeks	26 Weeks	13 Weeks	26 Weeks
Dividends per share:
Common Stock	$ 0.085	$ 0.170	$ 0.075	$ 0.150
Class B Common Stock	$ 0.077	$ 0.155	$ 0.068	$ 0.136

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(16)	Letter from Ernst & Young LLP, dated January 14, 2008.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION
Date: January 14, 2008	By: /s/ Douglas A. Neis
Douglas A. Neis
Chief Financial Officer and Treasurer

THE MARCUS CORPORATION

EXHIBIT INDEX TO FORM 8-K
Report Dated January 9, 2008

Exhibit No.

(16)	Letter from Ernst & Young LLP, dated January 14, 2008.